UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 19, 2004

ALDERWOODS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

311 Elm Street, Suite 1000 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 768-7400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events and Required FD Disclosure.

On August 19, 2004, Alderwoods Group, Inc. issued a press release announcing the final results of its tender offer and consent solicitation relating to its 12-1/4% Senior Notes due 2009.  A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits:

Exhibit Number	Description
99.1	Press Release, dated August 19, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDERWOODS GROUP, INC.

	By:	/s/ Ellen Neeman
Ellen Neeman, Senior Vice
President, Legal & Compliance

Date: August 19, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 19, 2004